UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                          SCHEDULE

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934



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     by Rule 14a-6(e)(2))
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                 Competitive Technologies, Inc.
        (Name of Registrant as Specified in Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

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                 COMPETITIVE TECHNOLOGIES, INC.
                        1960 Bronson Road
                 Fairfield, Connecticut   06824
                         _______________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 to be held on January 16, 2004


To the Stockholders of
COMPETITIVE TECHNOLOGIES, INC.

     The Annual Meeting of Stockholders of COMPETITIVE
TECHNOLOGIES, INC. (the "Company") will be held at the American
Stock Exchange, 86 Trinity Place, New York, New York 10006 on
Friday, January 16, 2004, at 10:00 a.m. local time for the following purposes:

          1. Electing a Board of Directors to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

          2. Considering and acting on a proposal to amend the 1996 Directors' Stock Participation Plan by increasing the number of shares of Common Stock available for issuance under the Plan by 25,000 shares; and

          3. Transacting such other business as may properly come before the meeting or any adjournments thereof.


     The Board of Directors has fixed the close of business on November 14, 2003, as the record date for determining the stockholders entitled to notice of and to vote at said meeting and/or adjournments thereof.

       If you do not expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy without delay.



                              By Order of the Board of Directors

                              s/Jeanne Wendschuh

                              Jeanne Wendschuh
                              Secretary


November 14, 2003



                         PROXY STATEMENT


                 COMPETITIVE TECHNOLOGIES, INC.
                        1960 Bronson Road
                 Fairfield, Connecticut   06824

                       ___________________


     This Proxy Statement is being furnished to stockholders in connection with the solicitation by the Board of Directors of Competitive Technologies, Inc., a Delaware corporation (the "Company"), of proxies in the form enclosed herewith for the Company's annual meeting of stockholders to be held January 16, 2004.

     Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR election of the nominees named below as directors and FOR amending the 1996 Directors' Stock Participation Plan as described below. Any proxy may be revoked at any time prior to the voting thereof by notifying the Company; no formal procedure is required.

     If you complete and properly sign the accompanying proxy and return it to us, it will be voted as you direct. If you are a stockholder of record (that is, if you hold your shares in certificate form registered in your name on the books of the Company's transfer agent, American Stock Transfer & Trust Company) and attend the meeting, you may deliver your completed proxy card in person.

     However, if you hold your shares in "street name" (that is, not in certificate form), a) you must return your voting instructions to your broker or nominee (that is, the holder of record), or, b) if you wish to attend the meeting and vote in person, you must obtain and bring to the meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the meeting).

     The approximate date on which this Proxy Statement and the form of proxy enclosed herewith are first to be sent or given to the Company's stockholders is intended to be November 24, 2003.

     Only the holders of record of the Company's 6,201,345 outstanding shares of Common Stock and 2,427 outstanding shares of Preferred Stock at the close of business on November 14, 2003, will be entitled to vote at the meeting. Each share of Common Stock and each share of Preferred Stock is entitled to one vote on each matter to be voted upon. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matters submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present and entitled to vote with respect to that matter.

                      ELECTION OF DIRECTORS

     At the meeting a Board of six directors is to be elected by plurality vote. The six nominees proposed by the Board of Directors are named below.

     All of the nominees named below are currently directors of the Company. There is no family relationship between any director or executive officer of the Company or any person nominated by the Company to become a director or executive officer. In the event that any of the nominees for director should be unable to serve, discretionary authority is solicited to vote for the election of other persons unless the size of the full Board is reduced. Each director will hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company has no reason to believe that any of the nominees named will not be available for election as directors for their prescribed terms.

     The following table sets forth information with respect to each nominee for director according to the information furnished the Company by him:


                       Principal Occupation
Name, Age and          During Past Five
Positions Currently    Years; Other Public    Director of Company
Held with Company      Directorships          Since

Richard E. Carver,     President and Chief    January 2000
66, Director and       Executive Officer,
Chairman of the        MST America (an
Board of Directors     international
                       business strategies
                       consultancy) since
                       January 1995;
                       President and Chief
                       Executive Officer,
                       RPP America (a
                       company that sells
                       solid waste wrapping
                       systems) from
                       November 1998 to
                       April 2000; Chairman
                       and Chief Executive
                       Officer, Carver
                       Lumber Company
                       (provider of
                       building materials
                       for new home
                       construction and
                       prefabrications)
                       from May 1988 to
                       December 1999.

George W. Dunbar,      President, Chief       November 1999
Jr., 57, Director      Executive Officer
                       and Director,
                       Targesome, Inc. (a
                       developer of
                       targeted
                       nanoparticle drug
                       delivery technology)
                       since February 2003;
                       Chief Executive
                       Officer, EPIC
                       Therapeutics, Inc.
                       (a drug delivery
                       technology company)
                       from September 2000
                       to November 2002;
                       Acting President and
                       Chief Executive
                       Officer of
                       StemCells, Inc.
                       (previously known as
                       Cyto-Therapeutics,
                       Inc.) from February
                       2000 to January
                       2001; Acting
                       President of
                       StemCells
                       California, Inc. (a
                       wholly-owned
                       subsidiary of
                       StemCells, Inc.)
                       from November 1999
                       to January 2001
                       (companies
                       developing organ-
                       specific, human
                       platform stem cell
                       technologies to
                       treat diseases);
                       President and Chief
                       Executive Officer,
                       Metra BioSystems,
                       Inc. (a developer of
                       products to detect
                       and manage bone and
                       joint diseases) from
                       1991 to August 1999.
                       Director of Sonus
                       Pharmaceuticals,
                       Inc.

Samuel M. Fodale,      President, Central     October 1998
60, Director           Maintenance
                       Services, Inc. (a
                       service and
                       warehousing
                       corporation serving
                       the automobile
                       industry).

John B. Nano, 59,      President and Chief    June 2002
President and Chief    Executive Officer of
Executive and          the Company since
Financial Officer,     June 2002; Chief
Director               Financial Officer of
                       the Company since
                       August 2003;
                       Principal reporting
                       to the Chairman of
                       Stonehenge Networks
                       Holdings, N.V. (a
                       global virtual
                       private network
                       (VPN) provider) with
                       respect to certain
                       operating, strategic
                       planning and finance
                       functions from 2000
                       to 2001; Executive
                       Vice President and
                       Chief Financial
                       Officer of ConAgra
                       Trade Group, Inc. (a
                       subsidiary of
                       ConAgra, Inc., an
                       international food
                       company) from 1998
                       to 1999; Executive
                       Vice President and
                       Chief Financial
                       Officer and
                       President of
                       Internet Startup
                       Division of Sunkyong
                       America (a
                       subsidiary of
                       Sunkyong Group, a
                       Korean conglomerate)
                       from 1993 to 1998.

Charles J.             Partner, Garmark       June 1999
Philippin, 53,         Advisors (a
Director               mezzanine investment
                       fund) since May
                       2002; Chief
                       Executive Officer,
                       Accordia, Inc.
                       (formerly On-Line
                       Retail Partners) (a
                       provider of
                       management and
                       technology resources
                       for branded e-
                       commerce businesses)
                       since June 2000; a
                       member of the
                       management committee
                       of Investcorp
                       International, Inc.
                       (a global investment
                       group that acts as a
                       principal and
                       intermediary in
                       international
                       investment
                       transactions) from
                       July 1994 to May
                       2000.  Director of
                       Samsonite Corp.

John M. Sabin, 48,     Chief Financial        December 1996
Director               Officer and General
                       Counsel of
                       NovaScreen
                       Biosciences
                       Corporation (a
                       developer of
                       biotechnology-based
                       tools to accelerate
                       drug discovery and
                       development) since
                       January 2000;
                       business consultant
                       from September 1999
                       to January 2000;
                       Executive Vice
                       President and Chief
                       Financial Officer,
                       Hudson Hotels
                       Corporation (a
                       limited service
                       hotel development
                       and management
                       company) May 1998 to
                       September 1999;
                       Senior Vice
                       President and
                       Treasurer, Vistana,
                       Inc. (a developer of
                       vacation timeshares)
                       February 1997 to May
                       1998.  Trustee of
                       Hersha Hospitality
                       Trust.

    Messrs. Sabin (Chairman), Carver, Dunbar and Philippin are members of the audit committee. Messrs. Fodale (Chairman), Carver and Philippin are members of the nominating committee. Messrs. Philippin (Chairman), Carver and Dunbar are members of the compensation and stock option committee.


                 BENEFICIAL OWNERSHIP OF SHARES

  The following information indicates the beneficial ownership of the Company's Common Stock by each director and nominee, by the sole executive officer of the Company, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. The indicated owners furnished such information to the Company as of October 15, 2003 except as otherwise indicated in the footnotes.

Name (and Address)                      Amount
if more than 5%)                  Beneficially
of Beneficial Owners                     Owned (A)      Percent (B)

Directors, nominees and executive officers

Richard E. Carver                     45,720 (C)            --
George W. Dunbar, Jr.                 47,525 (D)            --
Samuel M. Fodale                     184,708 (E)           3.0%
John B. Nano                          80,000 (F)           1.3%
Charles J. Philippin                  74,269 (G)           1.2%
John M. Sabin                         49,726 (H)            --

All directors, nominees and
   executive officers as a group     481,948 (I)           7.5%

Additional 5% Owner

Richard D. Corley                    399,800 (J)           6.5%
416 St. Mark Court
Peoria, IL   61603

___________________
(A) Except as indicated in the notes which follow, the designated person or group has sole voting and investment power.
(B)  Percentages of less than 1% are not shown.
(C) Consists of 11,720 shares of Common Stock plus 34,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Carver.
(D) Consists of 7,525 shares of Common Stock and 40,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Dunbar.
(E) Consists of 144,708 shares of Common Stock plus 40,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Fodale. Includes 99,100 shares of Common Stock held by Central Maintenance Services, Inc., 9,000 shares of Common Stock held by Missouri Recycling - St. Louis, Inc., 3,200 shares of Common Stock held by his children and 2,000 shares of Common Stock held by his spouse.
(F) Consists of 5,000 shares of Common Stock and 75,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Nano. Includes 5,000 shares of Common Stock held by his spouse in Uniform Gifts to Minors account for his son.
(G) Consists of 34,269 shares of Common Stock plus 40,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Philippin.
(H) Consists of 9,726 shares of Common Stock plus 40,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Sabin. Includes 200 shares of Common Stock held by his spouse.
(I) Consists of 212,948 shares of Common Stock plus 269,000 stock options to purchase shares of Common Stock deemed exercised solely for purposes of showing total shares owned by such group.
(J) Information from Schedule 13D/A dated December 18, 2002 and filed by Mr. Corley January 6, 2003.


     At November 14, 2003, the stock transfer records maintained by the Company with respect to its Preferred Stock showed that the largest holder of Preferred Stock owned 500 shares.



                     EXECUTIVE COMPENSATION

Summary Compensation

    The following table summarizes the total compensation awarded to, earned by or paid by the Company for services rendered during each of the fiscal years ended July 31, 2003, 2002 and 2001 to the two individuals who served as executive officers of the Company during the fiscal year ended July 31, 2003 (the Specified Executives).

                   SUMMARY COMPENSATION TABLE

                                                       Long Term
                                                    Compensation
                                                          Awards
                                                          ______
Name and                                              Securities      All Other
Principal             Fiscal   Annual Compensation    Underlying   Compensation
Position                Year   Salary ($)  Bonus ($)  Options (#)       ($) (A)

John B. Nano,           2003      250,000       --          --        5,942 (B)
  President and         2002       28,846       --     300,000           --
  Chief Executive
  Officer since
  June 17, 2002

Frank R. McPike, Jr.    2003      242,308   10,000          --        7,067 (C)
  Executive Vice        2002      233,654       --      12,500       19,240 (C)
  President and         2001      217,500   25,000      25,000       23,773 (C)
  Chief
  Financial Officer;
  formerly President,
  Chief Executive
  Officer, and Chief
  Operating Officer
______________________

(A) The aggregate amount of any perquisites or other personal benefits was less than 10% of the total of annual salary and bonus and is not included in the above table.

(B)  Consists of personal use of Company auto.

(C) Consists principally of amounts contributed for Mr. McPike to Competitive Technologies, Inc.'s 401(k) Plan in 2002 and Employees' Common Stock Retirement Plan in 2001. The Company contributed shares of its Common Stock valued at the means between its high and low prices on the American Stock Exchange on December 18, 2002 and July 31, 2001, respectively. Also includes premiums of $1,065 in 2003 and 2002 and $460 in 2001 paid for $250,000 term life insurance policy and personal use of Company auto.


Option Grants

     The Company granted no stock options during the fiscal year ended July 31, 2003 to the Specified Executives.


Option Exercises and Year End Value

     For the Specified Executives, the following table summarizes stock options held at July 31, 2003. The Specified Executives exercised no stock options during the fiscal year ended July 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                              Number of
                                             Securities      Value of
                                             Underlying   Unexercised
                       Shares               Unexercised  In-the-Money
                     Acquired                   Options    Options at
                           On     Value   at FY-End (#)    FY-End ($)
                     Exercise  Realized    Exercisable/  Exercisable/
Name                      (#)       ($)   Unexercisable Unexercisable

John B. Nano              0        $0    75,000/225,000     $ 0/$ 0
Frank R. McPike, Jr.      0        $0         164,315/0     $ 0/$ 0

Employment Agreements

     The Company has entered into an employment agreement with Mr. Nano which provides for his employment as the Company's President and Chief Executive Officer at a base compensation of $250,000 per year, subject to reviews and increases in the sole discretion of the Company's Board of Directors. The employment is at will and can be terminated by either party at any time and for any reason. The agreement also provides, among other things:

     -- From his date of employment through July 31, 2003, and in each following fiscal year, Mr. Nano will be eligible to receive a bonus of up to $100,000, based on the Company's performance and Mr. Nano's performance of objectives to be established by the Board. (No bonus was awarded Mr. Nano in fiscal 2003.) After fiscal 2003, the Company may adopt an executive bonus plan in lieu of the bonus.

     -- Mr. Nano was granted ten-year options under the Company's 1997 Employees' Stock Option Plan for the purchase of 300,000 shares of the Company's Common Stock at an exercise price of $2.15 per share, vesting 25% on each of the first four anniversaries of his employment date.

     -- If Mr. Nano's employment terminates as a result of his death or disability, any unvested options granted under the agreement will immediately become fully vested.

     -- If Mr. Nano terminates his employment for good reason or the Company terminates it without cause, Mr. Nano will be entitled to receive a severance benefit continuing his base compensation and certain other benefits for a period of six months and continued vesting of stock options for the longer of a period of six months or until the next anniversary of his employment date.

     -- If his employment is terminated without cause in conjunction with a change in control of the Company, Mr. Nano will be entitled to receive his base compensation and certain other benefits for one year, and any unvested options granted under the agreement will immediately become fully vested.

     -- The agreement provides for a one-year period of non-competition with the Company in certain circumstances.

     Mr. McPike's employment with the Company is at will and can be terminated by either party at any time with or without cause. The Company's December 7, 1999, employment agreement with Mr. McPike expired on December 7, 2002. Effective July 1, 2003, the Company placed Mr. McPike on unpaid leave of absence and he ceased to act as an executive officer of the Company. The Company is negotiating with Mr. McPike with respect to possible future payments to Mr. McPike.

Other Arrangements

401(k) Plan

     Effective January 1, 1997, the Company established the Competitive Technologies, Inc. 401(k) Plan (the 401(k) plan), a defined contribution plan for all employees meeting certain service requirements. All employees of the Company who have attained the age of 21 are eligible to participate in the 401(k) plan.

     Under the 401(k) plan, an eligible employee may elect a salary reduction of his or her compensation as defined in the 401(k) plan to be contributed by the Company to the 401(k) plan. Employee contributions for any calendar year are limited to a specific dollar amount determined by the Internal Revenue Service ($12,000, plus an additional $2,000 for participants over age 50 for 2003, $11,000, plus an additional $1,000 for participants over age 50 for 2002 and the lesser of 15% of compensation or $10,500 for 2001). Employee contributions are fully vested when made.

     The Company may also make discretionary contributions subject to limitations set forth in the Internal Revenue Code. Before an employee has completed four years of service, Company contributions generally vest over time based on an employee's years of service. After an employee has completed four years of service, Company contributions are fully vested when they are made. The 401(k) plan defines a year of service as twelve (12) consecutive months during which an employee has at least 1,000 hours of service. Discretionary contributions may be allocated based on compensation, based on a per capita allocation or on a combination of per capita and compensation bases.

     For the fiscal years ended July 31, 2003 and 2002, the Company's directors authorized discretionary contributions of $100,000 and $80,000, respectively, payable in the Company's common stock. The Company charged these amounts to expense in fiscal 2003 and 2002, respectively. The Company contributed shares of Company common stock valued at $80,000 to the 401(k) plan in December 2002. The Company expects to contribute shares of Company common stock valued at $100,000 to the 401(k) plan during the second quarter of fiscal 2004 but the allocation has not yet been determined. Mr. McPike's portion of the fiscal 2002 allocation was $12,094. Mr. Nano was not eligible to participate in the fiscal 2002 allocation.

Employees' Common Stock Retirement Plan

     Effective August 1, 1990, the Company adopted the Competitive Technologies, Inc. Employees' Common Stock Retirement Plan. For the fiscal year ended July 31, 2001, the Board of Directors authorized a contribution of 14,814 shares valued at approximately $80,000, based on the fiscal 2001 year-end closing price. The Company charged this amount to expense in 2001. The Competitive Technologies, Inc. Employees' Common Stock Retirement Plan was merged into the Company's 401(k) Plan effective January 31, 2003.

Annual Incentive Compensation Plan

     On March 28, 2003, the Company's Board of Directors approved the Competitive Technologies, Inc. Annual Incentive Compensation Plan and terminated its previous incentive compensation plan.
The Compensation Committee, composed of not less than two independent directors of the Company, administers the Annual Incentive Compensation Plan. The Board of Directors may suspend, amend or terminate this plan at any time or from time to time. This plan provides that the greater of annual bonus incentive or commission awards be paid in cash.

     Annual bonus incentive awards are tied up to 70% to the Company's financial performance and up to 30% to individual performance. If the Company's financial performance is less than 80% of its goal, there may be no award for the 70% portion. If the Company's financial performance is more than 115% of its goal, the award may increase to 150% of the 70% portion of the award. If a participant meets his or her individual goals, the 30% portion may be paid regardless of whether the Company achieves its financial performance goal. The targeted incentive award is a percentage of the participant's salary as of December 31 of each plan year, 10% for administrative staff, 30% for professional staff and 50% for the President and CEO. Special awards may also be made in the discretion of the Compensation Committee. For the fiscal year ended July 31, 2003, the Company charged $50,000 to expense for annual bonus incentive awards to administrative and professional staff.

     This plan includes the Company's Commission Plan for professional and support staff and consultants, which sets aside up to 10% of new business revenue (less direct costs other than personnel costs). The commission from each new business revenue source shall be paid for a maximum of five years and be allocated among those who participated in generating that revenue. No commissions were paid or accrued under this plan in fiscal 2003.

1997 Employees' Stock Option Plan

     The Company has in effect a 1997 Employees' Stock Option Plan (the Option Plan) with respect to its Common Stock, $.01 par value, which provides for granting either incentive stock options under Section 422 of the Internal Revenue Code or nonqualified options. Incentive options and non-qualified options granted under the Option Plan must be granted at not less than 100% of fair market value on the grant date. In certain instances stock options, which are vested or become vested upon the happening of an event or events specified by the Company's Stock Option Committee, may continue to be exercisable through up to 10 years after the date granted, irrespective of the termination of the optionee's employment with the Company.


              EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information about the Company's equity compensation plans as of July 31, 2003.

                         (a)                 (b)             (c)
                                                           Number of
                                                          securities
                                                           remaining
                        Number of                        available for
                    securities to                      future issuance
                        be issued                         under equity
                             upon                         compensation
                      exercise of    Weighted-average            plans
                      outstanding   exercise price of       (excluding
                         options,         outstanding       securities
                     warrants and   options, warrants     reflected in
Plan category              rights          and rights      column (a))

Equity compensation
  plans approved by
  security holders        943,267                $5.08          590,331

Equity compensation
  plans not approved
  by security holders        None       Not applicable            None


                      DIRECTOR COMPENSATION

     The Company pays each director who is not an employee of the Company or a subsidiary $1,000 for each Board meeting attended. The Company also pays each director $250 for attending each committee meeting that coincides with a Board meeting and $500 for attending a committee meeting that does not coincide with a Board meeting. The Company pays directors who participate in telephonic board and/or committee meetings one half the fee for attending such meetings. The Company reimburses directors for out-of-pocket expenses incurred to attend Board and committee meetings.

     When a director of the Company represents the Company as a director of an investee company, the Company pays the director for attending investee board meetings the difference, if any, between (a) the amount the investee company pays and (b) the amount the Company pays for attendance at such meetings. During fiscal 2003, the Company paid Mr. Sabin $6,000 for his attendance at investee board meetings. No other director received any such fees.

     In addition to meeting fees, the Company pays outside directors an annual cash retainer of $7,500 payable in quarterly installments.

     Under the Company's 1996 Directors' Stock Participation Plan, on the first business day of January from January 1997 through January 2006, the Company issues to each non-employee director who has been elected by the stockholders and has served at least one full year a number of shares of the Company's Common Stock equal to the lesser of (i) $15,000 divided by the per share fair market value of such stock on the issuance date, or (ii) 2,500 shares. If a non-employee director were to leave the Board after serving at least one full year but prior to the January issuance date, the Company would pay the annual stock compensation described above on a pro-rata basis up to the termination date. In January 2003, the Company issued an aggregate of 15,000 shares under this plan (2,500 each to Messrs. George C. J. Bigar (who did not stand for re-election in January
2003), Carver, Dunbar, Fodale, Philippin and Sabin).

     Effective January 27, 2000, the Company adopted the Competitive Technologies, Inc. 2000 Directors Stock Option Plan (the Directors Option Plan) with respect to its Common Stock, $.01 par value. Directors who are not employees of the Company or a subsidiary are eligible for options granted pursuant to this plan. This plan provides that the Company grant an option for 10,000 shares to each new director elected during the term of this plan on the date he or she is first elected to office, whether by the stockholders or by the Board. This plan also provides that the Company grant an additional option for 10,000 shares to each director holding office on the first business day in each subsequent January. Options under this plan will be non-statutory options, have an exercise price not less than 100% of the fair market value at the grant date, have a term of ten years from the grant date, and fully vest on the grant date. If a person's directorship is terminated because of death or permanent disability, options may be exercised within one year after termination. If the termination is for any other reason, options may be exercised within 180 days after termination. However, the Board has discretion to amend options previously granted to provide that such options may continue to be exercisable for specified additional periods following termination. In no event may an option be exercised after expiration of its ten-year term. The Company may not grant options under the Directors Option Plan after the first business day of January 2010. On January 2, 2003, the Company granted 60,000 options under this plan (10,000 each to Messrs. Bigar, Carver, Dunbar, Fodale, Philippin and Sabin) at an exercise price of $2.14 per share, the market price on the grant date. On January 24, 2003, the Board extended the exercisability of 40,000 options previously granted to Mr. Bigar to January 24, 2006 (3 years after termination of his services as a director).


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) requires the Company's directors and officers and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. SEC regulations require reporting persons to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such reports received or written representations from certain reporting persons with respect to fiscal 2003, the Company believes that all reporting persons complied with all applicable reporting requirements.


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the Securities and Exchange Commission's private investigation captioned "In the Matter of Trading in the Securities of Competitive Technologies, Inc." as of July 31, 2003, the Company has advanced $58,000 and accrued an additional $40,000 in legal fees for Mr. Fodale. As of July 31, 2003, the Company has also paid or accrued additional sums for the Company's current (excluding Mr. Fodale and Mr. Nano) and four former directors' related legal fees in the matter. Cumulative fees for no current or former director (except Mr. Fodale) individually exceeded $60,000 at July 31, 2003. See Note 16 to the Company's Consolidated Financial Statements in its Annual Report to Shareholders or its Annual Report on Form 10-K for the year ended July 31, 2003.

     The Company may receive reimbursement of certain of these fees in excess of the deductible from its directors' and officers' liability insurance policy.


      REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     This report of the Compensation and Stock Option Committee (the "Committee") shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Committee is responsible for making recommendations to the Company's Board of Directors concerning the compensation of the Company's Chief Executive Officer and, based upon recommendations received from the Company's Chief Executive Officer, the compensation of the Company's other officers, consistent with employment contracts where appropriate.

     The Company's compensation program consists of salary, performance bonus and stock options, which are generally reviewed annually. The overall executive compensation philosophy is that compensation should be aligned with and support the Company's business strategy and long-term goals. The Company believes it is essential to maintain an executive compensation program that provides overall compensation competitive with that paid executives with comparable qualifications and experience. This is critical to attract and retain competent executives.

     In fiscal 2003, the Committee awarded Mr. McPike a $10,000 discretionary bonus.

     The Company intends that its annual incentive compensation plan reward employees for achieving specific levels of profitability. It provides that the greater of annual bonus incentive or commission awards be paid in cash. Annual bonus incentive awards are tied to the Company's financial performance and the individual's performance in achieving their goals. The targeted annual bonus incentive award is a percentage of the participant's salary. The Compensation Committee may also make special awards. The Company designed its commission plan to encourage staff and consultants to generate ongoing new business revenues. Awards are at the discretion of the Compensation Committee. In fiscal 2003, the Company accrued $50,000 for annual bonus incentive awards for employees other than the Specified Executives.

     The Committee determines options to be granted under the Company's 1997 Option Plan. This plan provides additional incentive to maximize stockholder value. The plan may also utilize vesting periods to encourage option recipients to continue in the employ of the Company. The Company grants stock options to its executive officers and additional key employees. No stock options were granted under this plan during fiscal 2003.

            Compensation and Stock Option Committee:

                 Charles J. Philippin (Chairman)
                        Richard E. Carver
                      George W. Dunbar, Jr.


                  REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reviewed and discussed the Company's audited financial statements as of and for the year ended July
31, 2003 with management.

     The Audit Committee discussed with the independent accountants, BDO Seidman, LLP, (see also "Independent Public
Accountants" below) the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit
Committees," as issued, modified or supplemented.

     The Audit Committee received the written disclosures and the letter from the independent accountants, BDO Seidman, LLP, required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as issued, modified or supplemented. The Audit Committee discussed with the independent accountants, BDO Seidman, LLP, their independence from management and from the Company.

     Based on the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the year ended July 31, 2003 be included in the Company's annual report on Form 10-K for the year ended July 31, 2003.

                        Audit Committee:

                    John M. Sabin (Chairman)
                        Richard E. Carver
                      George W. Dunbar, Jr.
                      Charles J. Philippin



                        PERFORMANCE GRAPH

     The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares cumulative total return (assuming reinvestment of dividends, if any) on the Company's Common Stock for the five-year period shown, compared with the American Stock Exchange Market Index and a SIC code index made up of all public companies whose four-digit standard industrial code number (6794) includes patent owners and lessors and who have been public for the period covered by the graph, all for the fiscal years ended July 31, assuming $100 invested on August 1, 1998 in the Company's Common Stock, the American Stock Exchange Market Index and the published SIC code index of public companies.



                   (I N S E R T    G R A P H)



                   1998     1999     2000    2001     2002     2003

Competitive
  Technologies,
  Inc.          $100.00  $ 69.85  $107.35 $ 63.53  $ 32.82  $ 18.35
Industry Index
  6794          $100.00  $ 56.02  $ 46.76 $ 39.85  $ 38.60  $ 61.95
Broad Market
  AMEX Index    $100.00  $102.83  $117.79 $112.28  $102.10  $117.31


                  BOARD MEETINGS AND COMMITTEES

     During the last full fiscal year, the Board of Directors of the Company held seven (7) meetings. During the same period, the audit committee met seven (7) times, the compensation and stock option committee met two (2) times, and the nominating committee met once. Mr. Fodale attended 69% of the aggregate number of meetings of the Board and committees of which he was a member.
No other incumbent director attended fewer than 75% of the aggregate number of meetings of the Board and committees of which he was a member.

Audit Committee

     The function of the audit committee is to recommend the selection of auditors, to review with the Company's auditors the scope and adequacy of the audit and the Company's accounting practices, procedures and policies, and to oversee the quality and objectivity of the Company's financial reporting. Each member of the audit committee qualifies as an independent director as defined in current American Stock Exchange (AMEX) listing standards. The audit committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors on May 1, 2000, attached as Appendix A to the Proxy Statement for the Company's annual meeting of stockholders held January 19, 2001.

Compensation and Stock Option Committee

     The function of the compensation and stock option committee is to make recommendations to the Board of Directors with respect to compensation of officers and other employees of the Company, to exercise all powers provided in the Annual Incentive Compensation Plan, to grant options under and administer the Company's 1997 Option Plan, and to determine the dollar amount of the Company's Common Stock to be contributed to the Company's 401(k) Plan.

Nominating Committee

     The function of the nominating committee is to recommend candidates for director of the Company to the Board. (The nominating committee will consider nominees recommended by stockholders; no special procedures need to be followed in submitting such recommendations.)


                    PROPOSED AMENDMENT TO THE
            1996 DIRECTORS' STOCK PARTICIPATION PLAN

     The Board of Directors has adopted, subject to stockholder approval, a proposal to amend the 1996 Directors' Stock
Participation Plan (the "1996 Directors' Plan") to increase the number of shares that may be issued by 25,000 shares.

     The 1996 Directors' Plan provides for issuance of shares of the Company's Common Stock to non-employee directors of the Company (currently five in number). An aggregate of 100,000 shares were reserved for issuance under the 1996 Directors' Plan. As a result of shares issued under the 1996 Directors' Plan, at November 14, 2003, 23,579 shares were reserved for issuance. Assuming no director resigns and the Company issues 2,500 shares to each non-employee director on January 2, 2004, 11,079 reserved shares would remain.

     If stockholders approve the proposed amendment, the shares reserved for issuance under the 1996 Directors' Plan (taking into account the 23,579 shares reserved for issuance now and the 12,500 shares expected to be issued on January 2, 2004) will be 36,079. This should provide sufficient shares for issuance of the maximum 2,500 shares per non-employee director to five directors on January 2, 2005 and 2006 and additional shares for future years.

Description of the 1996 Directors' Plan

     Under the 1996 Directors' Plan, on the first business day of January of each year for ten years commencing in 1997, the Company will issue to each non-employee director who has been elected by the stockholders and has served continuously as such a director for at least one full year prior to the date of issuance, a number of shares of the Company's Common Stock (rounded to the nearest whole share) equal to the lesser of (i) $15,000 divided by the per share fair market value of such stock on the date of issuance or (ii) 2,500 shares. The 1996 Directors' Plan will terminate following the close of business on the first business day of January 2006.

     If a non-employee director were to leave the Board after serving at least one full year but prior to the January issuance date, the annual stock compensation described above would be payable in shares on a pro-rata basis up to the time of termination.

     The 1996 Directors' Plan provides for adjustments for such matters as stock dividends and stock splits to prevent dilution or enlargement of rights. Any amendment to the 1996 Directors' Plan which would increase the number of shares reserved for issuance, change the eligibility provisions or the formula for determining the number of shares to be issued, or extend the term of the 1996 Directors' Plan requires stockholder approval.

     On November 14, 2003, the last reported sale price of the Company's Common Stock on the American Stock Exchange, on which the Company's Common Stock is listed, was $3.06 per share. The Company expects to register under the Securities Act of 1933 the additional 25,000 shares reserved for issuance under this proposed amendment.

     Under the 1996 Directors' Plan, as of November 14, 2003, shares had been issued under the 1996 Directors' Plan as shown in the following table:

                                                          Number
Name and Position                  Dollar Value ($)    of Shares

Specified Executives                             --           --

All current executive officers
  as a group                                     --           --

All current directors who are not
  executive officers as a group           $ 174,220       43,550

Employees, including all current
  officers who are not executive
  officers, as a group                           --           --


Vote Required for Approval; Board Recommendation

     The Board of Directors urges stockholders to approve the amendment to the 1996 Directors' Plan to provide sufficient shares for issuances during the remaining term of the 1996 Directors' Plan. Shares issued under the 1996 Directors' Plan further align the interests of current and future directors with those of stockholders and increase their stake in the Company and any benefits directors realize will mirror increases in value actually available to every stockholder.

     The vote required for approval of the amendment to the 1996 Directors' Plan is a majority of the shares of Common and Preferred Stock (voting as a single class) present or represented and entitled to vote on the matter at a meeting at which a quorum (the holders of a majority of the Company's outstanding shares of Common and Preferred Stock) is present in person or by proxy.

     Shares issued pursuant to the 1996 Directors' Plan are in addition to the cash fees paid to non-employee directors and the options granted to them under the 2000 Directors Stock Option
Plan described above under "Director Compensation."

      THE  BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A  VOTE  FOR
APPROVAL OF THE AMENDMENT TO THE 1996 DIRECTORS' PLAN.


                 INDEPENDENT PUBLIC ACCOUNTANTS

     BDO Seidman, LLP served as independent public accountants for the fiscal year ended July 31, 2003 and the audit committee expects to recommend and the Board of Directors expects to select them to serve for the fiscal year ending July 31, 2004. A representative of BDO Seidman, LLP is expected to attend the annual meeting to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

     The Audit Committee of the Company recommended and its Board of Directors approved selection of BDO Seidman, LLP and dismissal of PricewaterhouseCoopers LLP as the Company's independent accountant contingent upon BDO Seidman, LLP's acceptance of its engagement and execution of a satisfactory engagement letter.

     On September 2, 2003, PricewaterhouseCoopers LLP notified the Company that it viewed its dismissal to have occurred. Accordingly, as of September 2, 2003, PricewaterhouseCoopers LLP was dismissed as the Company's auditor. It is the Company's understanding that PricewaterhouseCoopers LLP views its dismissal to have occurred on August 25, 2003. However, the Company disagrees with PricewaterhouseCoopers LLP's opinion as to the date of their dismissal, which was not intended to occur until the retention of new auditors was completed. However, the Company accepts that September 2, 2003 may be viewed as the dismissal date of PricewaterhouseCoopers LLP.

     The reports of PricewaterhouseCoopers LLP on the Company's consolidated financial statements for the fiscal years ended July 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended July 31, 2002 and 2001, and through September 2, 2003, there was no disagreement with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

     During the fiscal years ended July 31, 2002 and 2001, and through September 2, 2003, there was no reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

     On September 16, 2003, Competitive Technologies, Inc. engaged BDO Seidman, LLP as its independent accountant to audit the Company's consolidated financial statements for the fiscal year ended July 31, 2003. The Company's Audit Committee recommended and its Board of Directors approved BDO Seidman, LLP's engagement.

     During the fiscal years ended July 31, 2002 and 2001, and through September 16, 2003, the Company has not consulted BDO Seidman, LLP regarding the application of accounting principles to any specific transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company's financial statements, any other accounting, auditing or financial reporting matter, or any reportable events described in Items 304(a)(2)(i) and 304(a)(2)(ii) of Regulation S-K.

Audit Fees

     The aggregate fees billed for professional services rendered by BDO Seidman, LLP for its audit of the Company's financial statements for the year ended July 31, 2003 were $50,000. PricewaterhouseCoopers LLP reviewed the financial statements included in the Company's Forms 10-Q for October 31, 2002, January 31, 2003 and April 30, 2003, and PricewaterhouseCoopers LLP billed $30,500 aggregate fees for those services.

Financial Information Systems Design and Implementation Fees

     None.

All Other Fees

     None.

     Since only audit services have been provided, it was not necessary for the audit committee to consider whether the provision of non-audit services to the Company is compatible with maintaining the independence of BDO Seidman, LLP as the Company's public accountants.


                    PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting under SEC Rule 14a-8 must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting not later than 120 days before the date of mailing of the Company's proxy statement in connection with the previous year's annual meeting. If this year's expected mailing date of November 24, 2003 is met, such proposals must be received not later than July 28, 2004.

     Notice of stockholder matters intended to be submitted at the next annual meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company at least 45 days before the date on which the Company mails its proxy materials for this year's meeting. If the expected mailing date of November 24, 2003 is met, notice not received by October 10, 2004 will be untimely. The discretionary authority described in the last sentence of this proxy statement will be conferred with respect to any such untimely matters.


                             GENERAL

     The Company will bear the cost of solicitation of proxies. In addition to being solicited by mail, proxies may be solicited personally or by telephone or telegraph. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to principals in obtaining their proxies.

     On written request, the Company will provide without charge (except for exhibits) to any record or beneficial owner of its securities a copy of the Company's annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended July 31, 2003, including the financial statements and schedules thereto. Exhibits to said report will be provided upon payment of fees limited to the Company's reasonable expenses in furnishing such exhibits. Written requests should be directed to Jeanne Wendschuh, Secretary of the Company, at 1960 Bronson Road,
Fairfield, Connecticut   06824.

     Copies of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and any other reports filed with or furnished to the Securities and Exchange Commission (SEC) are also available on or through our Company's website, www.competitivetech.net, as soon as reasonably practicable after they are filed with or furnished to the SEC.

     The Board of Directors is not aware of any matter that is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of the Company.

                              By Order of the Board of Directors

                              s/Jeanne Wendschuh

                              Jeanne Wendschuh
                              Secretary


Dated: November 14, 2003



                                                            PROXY

                 COMPETITIVE TECHNOLOGIES, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    FOR THE ANNUAL MEETING OF STOCKHOLDERS, JANUARY 16, 2004

     The undersigned stockholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints JOHN B. NANO and PAUL A. LEVITSKY, each with full power of substitution, as attorneys and proxies to vote all the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company to be held on Friday, January 16, 2004, at 10:00 a.m. local time at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below, and for transacting of such other business as may properly come before said meeting or any adjournment thereof, all as set forth in the November 14, 2003, Proxy Statement for said meeting:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


1.   Election of Directors:

                                   NOMINEES:
[ ]  FOR ALL NOMINEES              [ ]  Richard E. Carver
                                   [ ]  George W. Dunbar, Jr.
[ ]  WITHHOLD AUTHORITY            [ ]  Samuel M. Fodale
     FOR ALL NOMINEES              [ ]  John B. Nano
                                   [ ]  Charles J. Philippin
[ ]  FOR ALL EXCEPT                [ ]  John M. Sabin
     (See instructions below)

INSTRUCTION:   To withhold authority to vote for any individual
nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [x]


2. Approval of amendment to 1996 Directors' Stock Participation
Plan.                              FOR       AGAINST   ABSTAIN
                                   [ ]       [ ]       [ ]


A majority of the members of said Proxy Committee who shall be present in person or by substitute at said meeting, or in case but one shall be present, then that one, shall have and exercise all of the powers of said Proxy Committee.

This Proxy will be voted as directed, but if no direction is indicated, it will be voted FOR election of the nominees named in proposal 1 and FOR proposal 2 as described herein. On other matters that may come before said meeting, this Proxy will be voted in the discretion of the above-named Proxy Committee.


Signature of Stockholder ________________________ Date: _________


Signature of Stockholder ________________________ Date: _________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]



                                                        EXHIBIT A

                 COMPETITIVE TECHNOLOGIES, INC.
            1996 DIRECTORS' STOCK PARTICIPATION PLAN

1.   Definitions.

     (a)  "Plan" means this 1996 Directors' Stock Participation
Plan.
     (b)  "Company" means Competitive Technologies, Inc.
     (c) "Director" means a person who is a director of the Company and is not an employee of the Company or any subsidiary of the Company.

2.   Purpose.

     The purpose of the Plan is to attract and retain qualified
Directors and to promote the best interests of the Company by giving them a proprietary interest in and closer identity with the Company through increased stock ownership.

3.   Stock Subject to Plan.

     An aggregate of 100,000 shares of the Company's Common Stock shall be reserved for issuance under the Plan. Adjustment in the shares subject to the Plan shall be made as provided in Paragraph 6.

4.   Issuance of Stock.

     On the first business day in January of each year for a period of ten years commencing in 1997 and ending in 2006, the Company shall issue to each Director who has been elected by the stockholders of the Company and who has served as a Director for a period of at least one year in consideration of the services rendered to the Company by such Director, an annual number of shares of the Company's Common Stock (rounded to the nearest whole share) equal to the lesser of (i) $15,000 divided by the per share fair market value of such Common Stock on the date of issuance, or (ii) 2,500 shares.

     In situations where a Director leaves the Board after completing a full year of service but before the January 1st issuance date, the annual stock compensation as described above shall be payable on a pro-rata basis up to the time of termination.

     Shares issued under the Plan may be either authorized but unissued shares or treasury shares. The Company shall in every case have a reasonable time to cause certificates for shares to be prepared and delivered.

5.   Agreement of Director.

     As a condition to issuance and receipt of shares, if the Company in its sole discretion determines that such agreement is necessary in order to comply with Federal or State securities laws or other applicable laws, such Director shall agree that he takes the shares issued to him under the Plan for investment and not with any present intention to resell or distribute the same, and he shall sign and deliver to the Company a certificate to such effect at the time of such issuance. In such event the certificates evidencing such shares shall be appropriately legended and stop transfer instructions shall be placed with the Transfer Agent for the Company's Common Stock. The Company shall have no liability for failure to issue shares pending the meeting of any requirements which the Company is advised by counsel must be met under Federal or State securities laws or other applicable laws before such shares may be issued under the Plan.

6.   Change in Shares.

     If any change is made in the Company's outstanding shares of Common Stock by reason of stock dividend in excess of 3% in the aggregate during any fiscal year of the Company, change in par value, stock split-up, recapitalization, reclassification or combination of shares, appropriate adjustment, disregarding fractional shares, shall be made to the kind and number of shares issuable under the Plan.

7.   Effective Date; Term of Plan.

     The Plan shall become effective when approved by the stockholders of the Company and shall terminate following the close of business on the first business day of January, 2006.

8.   Amendments.

     No amendment to the Plan shall be made, except upon approval of the stockholders of the Company, which will increase the number of shares reserved for issuance under the Plan, change the eligibility provisions or the formula for determining the number of shares to be issued as provided in Paragraph 4, or extend the term of the Plan; and no amendment to Plan provisions specifying the eligibility provisions or the formula for determining the amount, price and timing of shares to be issued shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.